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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 14, 1997 appearing on page F-2 of Craftmade International, Inc.'s Annual Report on Form 10-K for the year ended June 30, 1997.




/s/ PRICE WATERHOUSE LLP
Fort Worth, Texas

January 5, 1998